Date: Sept. 30, 1998
     -------------------
To:
Messrs. Skrine & Co.
Unit No. 50-8-1, 8th Floor
Wisma UOA Damansara
50 Jalan Dungun
Damansara Heights
50490 Kuala Lumpur

(ATTENTION: MR. ANDREW KHOO, FAX NO. 2543211)

Dear Sir,

ADVANTIS NETWORK & SYSTEM SDN. BHD. ("COMPANY")

I refer to your letter dated 24 September 1998.

I hereby accept the terms contained in the afore-mentioned letter and agree to [delete which options are not applicable]:-

(a) repay to NHancement in United States Dollars the full amount of the existing loan of United States Dollars Three Hundred Thousand (US$300,000.00) made by NHancement to the Company and secured by promissory notes payable on demand, together with all interest accrued to date (collectively "the Loan", and which at 31 August 1998 stood at US$326,500.00), in full and final settlement of any and all damages to be assesed against me for breaches of representations and warranties set out in your letter of 24 September 1998. I agree to forward to you payment of the Loan so as to arrive at your office no later than noon on 30 September 1998. I understand that if I fully satisfy the Loan, NHancement will forward to me all shares in the Company currently owned by NHancement without any representation or warranty as to the state of affairs of the Company;

or

(b) execute the joint and several guarantee ("Guarantee"), two (2) copies of which have been forwarded to me, to guarantee the repayment of the Loan in United States Dollars by the Company over a period of two and one-half (2 1/2) years in thirty (30) instalments in accordance with the repayment schedule attached to your letter of 24 September 1998, with each repayment due on the first day of the month commencing 1 January 1999. The Guarantee shall be secured by the deposit with you by me of the original certificate(s) for the Common Stock of NHancement. I agree to return to you the two (2) copies of the Guarantee duly executed and witnessed, together with the original certificate(s) for the Common
     Stock of NHancement with the transfer portion on the reverse duly signed by the person whose name appears on the certificate, so as to arrive at your office no later than noon on 30 September 1998. I further agree to take all such other action and execute all such other documents that may be forwarded to me in relation to this matter. I understand that if all the former shareholders of the Company execute the Guarantee and deliver it to you together with their respective signed original certificate(s) for the Common Stock of NHancement as security for the Guarantee, NHancement will accept the same in full and final settlement of any and all damages to be assessed against us for the breaches of representations and warranties set out in your letter of 24 September 1998, subject always to the fulfilment of the terms and conditions of the Guarantee. NHancement will also forward to us in our respective proportions all the shares in the Company currently owned by NHancement without any representation or warranty as to the state of affairs of the Company.

Yours Faithfully,

/s/ LEE GIM TEIK
 ............................
Name: LEE GIM TEIK

Date: 30/9/98
     -------------------
To:
Messrs. Skrine & Co.
Unit NO. 50-8-1, 8th Floor
Wisma UOA Damansara
50 Jalan Dungun
Darnansara Heights
50490 Kuala Lumpur

(ATTENTION: MR. ANDREW KHOO, FAX NO. 2543211)

Dear Sir,

ADVANTIS NETWORK & SYSTEM SDN. BHD. ("COMPANY")

I refer to your letter dated 24 September 1998.

I hereby accept the terms contained in the afore-mentioned letter and agree to [delete which options are not applicable]:-

(a) repay to NHancement in United States Dollars the full amount of the existing loan of United States Dollars Three Hundred Thousand (US$300,000.00) made by NHancement to the Company and secured by promissory notes payable on demand, together with all interest accrued to date (collectively "the Loan", and which at 31 August 1998 stood at US$326,500.00), in full and final settlement of any and all damages to be assesed against me for breaches of representations and warranties set out in your letter of 24 September 1998. I agree to forward to you payment of the Loan so as to arrive at your office no later than noon on 30 September 1998. I understand that if I fully satisfy the Loan, NHancement will forward to me all shares in the Company currently owned by NHancement without any representation or warranty as to the state of affairs of the Company;

or

(b) execute the joint and several guarantee ("Guarantee"), two (2) copies of which have been forwarded to me, to guarantee the repayment of the Loan in United States Dollars by the Company over a period of two and one-half (2 1/2) years in thirty (30) instalments in accordance with the repayment schedule attached to your letter of 24 September 1998, with each repayment due on the first day of the month commencing 1 January 1999. The Guarantee shall be secured by the deposit with you by me of the original certificate(s) for the Common Stock of NHancement. I agree to return to you the two (2) copies of the Guarantee duly executed and witnessed, together with the original certificate(s) for the Common
     Stock of NHancement with the transfer portion on the reverse duly signed by the person whose name appears on the certificate, so as to arrive at your office no later than noon on 30 September 1998. I further agree to take all such other action and execute all such other documents that may be forwarded to me in relation to this matter. I understand that if all the former shareholders of the Company execute the Guarantee and deliver it to you together with their respective signed original certificate(s) for the Common Stock of NHancement as security for the Guarantee, NHancement will accept the same in full and final settlement of any and all damages to be assessed against us for the breaches of representations and warranties set out in your letter of 24 September 1998, subject always to the fulfilment of the terms and conditions of the Guarantee. NHancement will also forward to us in our respective proportions all the shares in the Company currently owned by NHancement without any representation or warranty as to the state of affairs of the Company.

Yours Faithfully,

/s/ MAN YIEW MING
 ............................
Name: MAN YIEW MING

Date: 30/9/98
     -------------------
To:
Messrs. Skrine & Co.
Unit No. 50-8-1, 8th Floor
Wisma UOA Damansara
50 Jalan Dungun
Damansara Heights
50490 Kuala Lumpur

(ATTENTION: MR. ANDREW KHOO, FAX NO. 2543211)

Dear Sir,

ADVANTIS NETWORK & SYSTEM SAN. BHD. ("COMPANY")

I refer to your letter dated 24 September 1998.

I hereby accept the terms contained in the afore-mentioned letter and agree to [delete which options are not applicable]:-

(a) repay to NHancement in United States Dollars the full amount of the existing loan of United States Dollars Three Hundred Thousand (US$300,000.00) made by NHancement to the Company and secured by promissory notes payable on demand, together with all interest accrued to date (collectively "the Loan", and which at 31 August 1998 stood at US$326,500.00), in full and final settlement of any and all damages to be assesed against me for breaches of representations and warranties set out in your letter of 24 September 1998. I agree to forward to you payment of the Loan so as to arrive at your office no later than noon on 30 September 1998. I understand that if I fully satisfy the Loan, NHancement will forward to me all shares in the Company currently owned by NHancement without any representation or warranty as to the state of affairs of the Company;

or

(b) execute the joint and several guarantee ("Guarantee"), two (2) copies of which have been forwarded to me, to guarantee the repayment of the Loan in United States Dollars by the Company over a period of two and one-half (2 1/2) years in thirty (30) instalments in accordance with the repayment schedule attached to your letter of 24 September 1998, with each repayment due on the first day of the month commencing 1 January 1999. The Guarantee shall be secured by the deposit with you by me of the original certificate(s) for the Common Stock of NHancement. I agree to return to you the two (2) copies of the Guarantee duly executed and witnessed, together with the original certificate(s) for the Common
     Stock of NHancement with the transfer portion on the reverse duly signed by the person whose name appears on the certificate, so as to arrive at your office no later than noon on 30 September 1998. 1 further agree to take all such other action and execute all such other documents that may be forwarded to me in relation to this matter. I understand that if all the former shareholders of the Company execute the Guarantee and deliver it to you together with their respective signed original certificate(s) for the Common Stock of NHancement as security for the Guarantee, NHancement will accept the same in full and final settlement of any and all damages to be assessed against us for the breaches of representations and warranties set out in your letter of 24 September 1998, subject always to the fulfilment of the terms and conditions of the Guarantee. NHancement will also forward to us in our respective proportions all the shares in the Company currently owned by NHancement without any representation or warranty as to the state of affairs of the Company.

Yours Faithfully,

/s/ NG KOK WAH
 ............................
Name: NG KOK WAH